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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

APTINYX INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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 EXPLANATORY NOTE

        This Amendment No. 1 supplements and amends the definitive proxy statement on Schedule 14A filed by Aptinyx Inc. (the "Company") with the Securities and Exchange Commission on April 1, 2019 (the "Proxy Statement"), in order to (a) replace the table for our directors' compensation included in the Director Compensation section of the Proxy Statement, originally set forth on page 20 of the Proxy Statement, with changes only to the column "Option awards" therein and (b) replace the Summary Compensation Table for our named executive officers included in the Executive Compensation section of the Proxy Statement, originally set forth on page 22 of the Proxy Statement, with changes only to the column "Option awards" therein. The Company is filing this amendment to correct an error in the listing of option awards in these tables, in which the full values of the awards should have been reported, rather than the values that vested in the particular year of reporting. All other items of the Proxy Statement are incorporated herein by reference without changes.

        Except as specifically discussed in this Explanatory Note, this Amendment No. 1 does not otherwise modify or update any other disclosures presented in the Proxy Statement. This amendment should be read with the Proxy Statement, and, from and after the date of this amendment, any references to the "Proxy Statement" shall be deemed to include the Proxy Statement as amended hereby. In addition, this Amendment No. 1 does not reflect events occurring after the date of the Proxy Statement or modify or update disclosures that may have been affected by subsequent events.

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(a)
The first table included in the Director Compensation section of the Proxy Statement, originally set forth on page 20 of the Proxy Statement, is amended to read in its entirety as follows:

Name	Fees Paid In Cash ($)(1)	Option Awards ($)(2)(3)(4)	All Other Compensation ($)	Total ($)
Wilbur H. Gantz III	38,244	—	—	38,244
Patrick G. Enright	24,391	—	—	24,391
Elisha P. Gould III	20,963	—	—	20,963
Robert J. Hombach(5)	26,238	191,862	—	218,100
Adam M. Koppel, M.D., Ph.D.	23,600	—	—	23,600
Liam Ratcliffe, M.D., Ph.D.(6)	20,963	—	—	20,963
James N. Topper, M.D., Ph.D.	22,545	—	—	22,545

(1)
Amounts represent prorated cash compensation for services rendered by each member of the board of directors.

(2)
In 2018, Mr. Hombach was granted an option to purchase 36,250 shares of common stock upon his initial election to the board of directors.

(3)
Amounts shown reflect the grant date fair value of option awards granted during 2018. The grant date fair value was computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation. See Note 11 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 regarding assumptions we made in determining the fair value of option awards. Note that the amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the director upon exercise of the options. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the director will perform the requisite service for the award to vest in full.

(4)
As of December 31, 2018, Mr. Hombach held 36,250 shares of stock options outstanding and no shares of restricted stock award.

(5)
Mr. Hombach joined our board of directors in May 2018.

(6)
Dr. Ratcliffe resigned from our board of directors effective as of March 31, 2019.

(b)
The table included in the Executive Compensation section of the Proxy Statement under the section entitled "Summary Compensation Table," originally set forth on page 22 of the Proxy Statement, is amended to read in its entirety as follows:

	Year	Salary ($)(1)	Non-Equity Incentive Compensation ($)(2)(3)	Option awards ($)(4)	All other compensation ($)(5)	Total ($)
Norbert G. Riedel, Ph.D.	2018	452,509	178,826	9,940,269	33,842	10,605,446
President and Chief Executive Officer	2017	424,017	159,054	832,813	28,059	1,443,943
Ashish Khanna	2018	333,548	112,746	1,153,787	31,520	1,631,601
Chief Financial Officer and Chief Business Officer	2017	295,992	69,448	287,327	18,858	671,625
Andrew Kidd	2018	341,417	107,015	1,560,145	18,205	2,026,782
Chief Operating Officer(6)	2017	13,750	13,210	—	324	27,284

(1)
In February 2018, Dr. Riedel's salary was increased to $439,212. In August 2018, Dr. Riedel's salary was increased to $485,500. In February 2018, Mr. Khanna's salary was increased to $327,800. In August 2018, Mr. Khanna's salary was increased to 360,000. In February 2018, Mr. Kidd's salary was increased to $341,700.

(2)
The 2017 amounts reflect the discretionary bonus paid in 2018 for performance during 2017.

(3)
The 2018 amounts reflect the discretionary bonus paid in 2019 for performance during 2018, as discussed under "Narrative to Summary Compensation Table—Annual Bonus".

(4)
Amounts reflect the aggregate grant date fair value of option awards granted to the named executive officer during the applicable year, calculated in accordance with the provisions of Financial Accounting Standards Board Accounting Standard Codification Topic 718, Compensation—Stock Compensation. The assumptions used in calculating the grant date fair value of the stock options reported in the Option Awards column are set forth in Note 11 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018. Note that the amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the named executive officer upon exercise of the options. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting but assumes that the executive will perform the requisite service for the award to vest in full.

(5)
For 2018, amounts include for each named executive officer: (a) amounts contributed by us and to the named executive officer's 401(k) account in the amount of $11,000 for each of Dr. Riedel and Mr. Kidd and $5,268 for Mr. Khanna and (b) medical, dental, vision, life, and disability premiums paid by us in the amount of $22,842 for Dr. Riedel, $26,252 for Mr. Khanna, and $7,205 for Mr. Kidd.

(6)
Mr. Kidd commenced employment with us in November 2017.

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EXPLANATORY NOTE
CHANGES TO PROXY STATEMENT